First Quarter 2014 Investor Presentation

Safe Harbor Statement F O R W A R D - L O O K I N G S T A T E M EN T S This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward- looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2013, and any subsequent Quarterly Reports on form 10-Q, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our residential mortgage-backed securities (RMBS), the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover credit losses in our portfolio, changes in interest rates and the market value of our assets, the availability of financing, the availability of target assets at attractive prices, our ability to manage various operational risks associated with our business, our ability to maintain our REIT qualification, limitations imposed on our business due to our REIT status and our exempt status under the Investment Company Act of 1940, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, our ability to acquire mortgage loans or securitize the mortgage loans we acquire, our involvement in securitization transactions, the timing and profitability of our securitization transactions, the risks associated with our securitization transactions, our ability to acquire mortgage servicing rights, the impact of new or modified government mortgage refinance or principal reduction programs, unanticipated changes in overall market and economic conditions, and our exposure to claims and litigation, including litigation arising from our involvement in securitization transactions and investments in mortgage servicing rights. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors’ most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. 2

Mission Based Strategy OUR MISSION IS TO BE RECOGNIZED AS THE INDUSTRY -LEADING MORTGAGE REIT: • Largest hybrid mortgage REIT investing in residential mortgage assets • Market capitalization of approximately $3.8 billion(1) • Provider of permanent capital to the U.S. mortgage market over the long term BENEFITS OF OUR HYBRID MORTGAGE REIT MODEL: • Flexibility to take advantage of opportunities across Agency and non-Agency RMBS sectors and unsecuritized mortgage assets, including: ― RMBS ― Residential mortgage loans ― Mortgage servicing rights (MSR) ― Other financial assets IMPERATIVES: • Rigorous risk management system • Strong administrative infrastructure • Best practice disclosure and corporate governance 3 (1) Source: Bloomberg as of March 31, 2014

First Quarter 2014 Market Overview

MACROECONOMIC & POLICY CONSIDERATIONS

- Flattening yield curve
- Unemployment metrics modestly improving
- Appreciating home prices; CoreLogic Home Price Index +11.1% on a rolling 12-month basis[1]
- Federal Reserve's Quantitative Easing plan
- GSE Reform
  - Johnson-Crapo
  - Corker-Warner
  - PATH ACT
  - HOME Forward Act
- Final Qualified Mortgage (QM) and proposed Qualified Residential Mortgage (QRM) rules

AGENCY RMBS

- Federal Reserve remains the largest buyer in the mortgage market
- Federal Reserve tapering can create opportunities

NON-AGENCY RMBS

- Non-Agency RMBS fundamentals remain strong
- Improving housing metrics continue to drive performance
- Supply remains muted

(1) Source: CoreLogic Home Price Index rolling 12-month change as of March 31, 2014

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Delivering Total Return Total stockholder return of 113%(1) since inception; compares favorably to the Pine River Mortgage REIT Index. (1) Two Harbors’ total stockholder return is calculated for the period October 29, 2009 through March 31, 2014. Total stockholder return is defined as stock price appreciation including dividends. Source: Bloomberg. (2) Pine River Mortgage REIT index total stockholder return for the period October 29, 2009 through March 31, 2014. Pine River Mortgage REIT index includes: AGNC, NLY, ANH, ARR, CMO, CIM, CYS, HTS, IVR, MFA, PMT, RWT, TWO, MITT, MTGE, AMTG, DX, NYMT, WMC and NRZ. Source: Bloomberg. 5 TWO Pine River Mortgage REIT Index(2) 113% 45% -10% 10% 30% 50% 70% 90% 110% 130%

TA RG ET E D C A P I TAL A L LO C AT I O N Q 1 - 2 014 H I G H L I G H T S P O RT FO L I O C O M P O S I T I O N Portfolio Composition 6 • 58% capital allocation to Rates(4) — MSR capital allocation of 13%; expect allocation to increase over time — Focused on higher coupon, shorter duration assets • 42% capital allocation to Credit(5) — Continued emphasis on deep discount subprime non-Agencies — Sold substantially all of the credit sensitive loan (CSL) portfolio Rates(4) $10.5B Credit(5) $3.1B AS OF MARCH 31, 2014 $13.6B Portfolio $ Millions (1) Assets in “Other” include prime jumbo residential mortgage loans, CSL, net economic interest in securitization trusts and non-Agency IOs. (2) Includes IIOs (or Agency Derivatives) of $210.3 million. (3) Home Equity Conversion Mortgage loans (HECMs) are loans that allow the homeowner to convert home equity into cash collateralized by the value of their home. (4) Assets in “Rates” include Agency RMBS, Agency Derivatives and MSR. (5) Assets in “Credit” include non-Agency RMBS, prime jumbo residential mortgage loans, net economic interest in securitization trusts and CSL. 52% 52% 57% 53% 52% 54% 55% 57% 58% 44% 36% 37% 38% 46% 45% 43% 42% 4% 7% 10% 10% 0% 10% 20% 30% 40% 50% 60% 70% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Rates Credit Residential Real Properties 30-Year Fixed $6,038 HECM(3) $1,795 Senior $2,328 Mezzanine $474 MSR $477 Hybrid ARMs $944 15-Year Fixed $70 Other-Fixed $712 IOs and IIOs(2) $475 Other(1) $291 48%

Mortgage Servicing Rights Q1-2014 REVIEW • Added $121 million in UPB from PHH Corp. pursuant to flow purchase arrangement ― Underlying pool of mortgages are production from late 2013 • Completed $5.0 billion UPB bulk purchase from Flagstar Bank in April 2014 ― Underlying pool of mortgages are Fannie Mae loans; primarily new production ― Purchase price of approximately $50 million BUSINESS UPDATE • Pipeline remains robust ― Evaluated over $400 billion MSR over the last 12 months • Expect to see opportunities to add new issue MSR via bulk sales, flow agreements, and originator network 7

Mortgage Loan Conduit and Securitization PRIME JUMBO INITIATIVE EXPANDING • Prime Jumbo holdings of $141 million at March 31, 2014 – Pipeline (i.e. interest rate locks) of approximately $154 million; was $12 million at December 31, 2013 • Potential to securitize if market conditions warrant • Focus on building originator relationships • FHLB financing important over the long term EVALUATING OPPORTUNIT Y IN NON-QM MARKET • Potentially attractive investments for portfolio • Large, under-served market • Utilize existing originator relationships • Serves goal to be a provider of capital to U.S. mortgage market 8

BV E X P O S U R E TO C H A N G ES I N R AT E S (1) Hedging Strategy 9 • Price of volatility near historic lows • Added cheap out-of-the-money swaptions in Q1-2014 ― Net notional of swaption position increased to $9.5 billion at March 31, 2014, versus $5.1 billion at December 31, 2013 • Hedges are structured to support book value in both rising and falling interest rate scenarios (1) Represents estimated percentage change in equity value for theoretical parallel shift in interest rates at March 31, 2014. Change in equity value is total net asset change. (2) Source: Barclays Live (3) 1-month x 10-year forward normalized volatility +1.1% +0.5% +0.5% +1.3% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% -100 bps -50 bps +50 bps +100 bps 50 100 150 200 250 05/09/94 05/09/96 05/09/98 05/09/00 05/09/02 05/09/04 05/09/06 05/09/08 05/09/10 05/09/12 05/09/14 VO L AT I L I T Y (2) (3) LTCM Blowup 2 Bear Stearns Subprime Funds Collapsed ‘Taper’ Tantrum To be determined

…LESS INTEREST RATE EXPOSURE (3) . . . Attractive Returns With Lower Risk 10 A T T R A C T I VE & C O M P A R A B L E D I V I D E N D Y I E L D (1) …WITH LOWER LEVERAGE (2) . . . SUPERIOR ASSET SELECTION AND RISK MANAGEMENT DRIVE RETURNS WHILE WE TAKE ON LESS RISK TWO Peer Average TWO Peer Average TWO Peer Average …AND LESS PREPAYMENT R ISK (4) TWO Peer Average Note: Peer financial data for Dividend Yield, Leverage, Prepayment Risk and Interest Rate Exposure on this slide is based on available financial information as of March 31, 2014 as filed with the SEC. Company peers include AGNC, ANH, ARR, CMO, CYS, HTS, IVR, MFA and NLY. (1) Represents average of annualized yields on all quarterly cash dividends per respective fiscal year. Two Harbor’s first quarter 2013 dividend yield used in annual average calculation was based on cash dividend of $0.32 per share and does not include Silver Bay Realty Trust common stock distribution of $1.01 per share. Annualized yields for each quarter are calculated by dividing annualized quarterly dividends, by closing share price as of respective quarter-ends. Peer dividend data based on peer company press releases. Historical dividends may not be indicative of future dividend distributions. Our company ultimately distributes dividends based on its taxable income per share of common stock. (2) Represents average of debt-to-equity ratios for all reportable quarters per respective fiscal year. Debt-to-equity is defined as total borrowings to fund RMBS, mortgage loans held-for-sale and Agency derivatives divided by total equity. (3) Represents average of estimated percentage change in equity value for theoretical +100bps parallel shift in interest rates for all reportable quarters per respective fiscal year. Change in equity market capitalization is adjusted for leverage. CMO data not available for Q1-2011 through Q2-2012. (4) Represents average of the constant prepayment rate (“CPR”) on the Agency RMBS portfolio including Agency derivatives for all reportable quarters per respective fiscal year. 4.1x 3.8x 3.2x 2.9x 6.8x 6.8x 6.9x 6.5x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 2011 2012 2013 2014- YTD 2011 2012 2013 2014- YTD 5.5% 6.1% 8.1% 6.4% 15.7% 16.9% 15.0% 9.1% 0.0% 5.0% 10.0% 15.0% 20.0% 2011 2012 2013 2014- YTD 2011 2012 2013 2014- YTD 16.4% 15.8% 11.2% 10.1% 16.3% 13.7% 13.6% 12.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2011 2012 2013 2014- YTD 2011 2012 2013 2014- YTD -2.8% -1.7% 1.8% 1.3% -10.9% -9.4% -11.7% -8.4% -15.0% -10.0% -5.0% 0.0% 5.0% 2011 2012 2013 2014- YTD 2011 2012 2013 2014- YTD

Appendix 11

Rates: Agency RMBS Metrics 12 AGENCY RMBS CPR(7) AGENCY PORTFOLIO YIELDS AND METRICS (1) Agency yield includes impact of Agency Derivatives. Interest income on Agency Derivatives was $7.0 million and $5.8 million for the first quarter of 2014 and fourth quarter of 2013, respectively. (2) Cost of financing Agency RMBS includes interest spread expense associated with the portfolio’s interest rate swaps of $12.1 million and $7.3 million for the first quarter of 2014 and fourth quarter of 2013, respectively. Interest spread expense increased cost of financing Agency RMBS by 0.5% and 0.3% in the first quarter of 2014 and fourth quarter of 2013, respectively. (3) Securities collateralized by loans of less than or equal to $85K. (4) Securities collateralized by loans with greater than or equal to 80% loan-to-value ratio (LTV). High LTV pools are predominately Making Homeownership Affordable (MHA) pools. MHA pools consist of borrowers who have refinanced through the HARP. (5) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. (6) Securities collateralized by loans of less than or equal to $175K, but more than $85K. (7) Agency weighted average 3-month Constant Prepayment Rate (CPR) includes IIOs (or Agency Derivatives). (8) Securities collateralized by loans held by lower credit borrowers as defined by Fair Isaac Corporation (FICO). Portfolio Yield Realized Q4-2013 At December 31, 2013 Realized Q1-2014 At March 31, 2014 Agency yield(1) 3.1% 3.0% 3.3% 3.2% Cost of financing(2) 0.8% 0.8% 0.9% 0.9% Net interest spread 2.3% 2.2% 2.4% 2.3% Portfolio Metrics Q4-2013 Q1-2014 Agency Weighted average cost basis(5) $108.2 $108.3 Agency: Vintage & Prepayment Protection Q4-2013 Q1-2014 HECM 19% 18% $85K Max Pools(3) 14% 17% High LTV (predominately MHA)(4) 24% 16% 2006 & subsequent vintages – Premium and IOs 14% 14% Other Low Loan Balance Pools(6) 5% 12% Low FICO(8) 7% 7% 2006 & subsequent vintages – Discount 7% 6% Seasoned (2005 and prior vintages) 5% 5% Prepayment Protected 5% 5% AGENCY PORTFOLIO COMPOSITION 7.0% 8.7% 8.7% 7.9% 6.4% 0.0% 5.0% 10.0% 15.0% Q1-2013 Q2-2013 Q3-2013 Q4-2013 Q1-2014 Agency RMBS CPR

Rates: Agency RMBS 13 As of March 31, 2014 Par Value (M) Market Value (M) % of Agency Portfolio Amortized Cost Basis (M) Weighted Average Coupon Weighted Average Age (Months) 30-Year Fixed 4.0-4.5% 4,877 5,149 51.3% 5,286 4.2% 18 ≥ 5.0% 801 889 8.9% 869 5.5% 63 $5,678 $6,038 60.2% $6,155 4.4% 24 15-Year Fixed 3.0-3.5% $65 $67 0.7% $64 3.0% 40 4.0-4.5% 2 2 0.0% 2 4.0% 45 ≥ 5.0% 1 1 0.0% 1 6.7% 107 $68 $70 0.7% $67 3.1% 98 HECM $1,639 $1,795 17.9% $1,740 4.7% 29 Hybrid ARMs 928 944 9.4% 935 2.5% 25 Other-Fixed 646 712 7.1% 700 4.9% 75 IOs and IIOs 4,552 475(1) 4.7% 462 4.1% 66 Total $13,511 $10,034 100.0% $10,059 4.3% 31 (1) Represents the market value of $264.5 million of IOs and $210.3 million of Agency Derivatives.

Rates: Mortgage Servicing Rights 14 As of Dec. 31, 2013 As of Mar. 31, 2014 Fair Value ($M) $514.4 $476.7 Unpaid Principal Balance ($M) $42,324.3 $41,596.3 Weighted Average Coupon 3.9% 3.9% Original FICO Score 734 738 Original LTV 76% 75% 60+ Day Delinquencies 0.9% 1.0% Net Servicing Spread 25 basis points 25 basis points Vintage: Pre-2009 4% 4% 2009-2012 64% 63% Post 2012 32% 33% Percent of MSR Portfolio: Ginnie Mae 34% 33% Fannie Mae 66% 67%

Credit: Non-Agency RMBS Metrics 15 NON-AGENCY PORTFOLIO COMPOSITION NON-AGENCY PORTFOLIO YIELDS AND METRICS (1) Cost of financing non-Agency RMBS includes interest spread expense associated with the portfolio’s interest rate swaps of $2.0 million and $1.9 million for the first quarter of 2014 and fourth quarter of 2013, respectively. Interest spread expense increased cost of financing non-Agency RMBS by 0.4% and 0.4% in the first quarter of 2014 and fourth quarter of 2013, respectively. (2) Weighted average cost basis includes RMBS principal and interest securities only. Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, total non-Agency RMBS excluding the company’s non-Agency interest-only portfolio would have been $49.11 at March 31, 2014. Portfolio Yield Realized Q4-2013 At December 31, 2013 Realized Q1-2014 At March 31, 2014 Non-Agency yield 8.9% 9.0% 9.1% 9.0% Cost of financing(1) 2.5% 2.5% 2.3% 2.3% Net interest spread 6.4% 6.5% 6.8% 6.7% NON-AGENCY RMBS CPR Non-Agency: Loan Type Q4-2013 Q1-2014 Sub-Prime 83% 83% Option-ARM 8% 8% Prime 5% 5% Alt-A 4% 4% 2.6% 4.0% 4.8% 3.8% 3.4% 0.0% 2.5% 5.0% 7.5% 10.0% Q1-2013 Q2-2013 Q3-2013 Q4-2013 Q1-2014 Non-Agency RMBS CPR Portfolio Metrics Q4-2013 Q1-2014 Non-Agency Weighted average cost basis(2) $53.7 $53.3

Credit: Non-Agency RMBS

As of March 31, 2014	Senior Bonds	Mezzanine Bonds	Total P&I
Portfolio Characteristics			
Carrying Value ($M)	$2,328	$474	$2,802
% of Credit Portfolio	83.1%	16.9%	100.0%
Average Purchase Price[(1)]	$52.06	$59.20	$53.27
Average Coupon	2.3%	1.7%	2.2%
Weighted Average Market Price[(2)]	$67.09	$74.87	$68.29
Collateral Attributes			
Average Loan Age (months)	88	102	90
Average Loan Size ($K)	$258	$202	$249
Average Original Loan-to-Value	72.2%	71.7%	72.1%
Average Original FICO[(3)]	616	648	621
Current Performance			
60+ Day Delinquencies	31.8%	26.1%	30.8%
Average Credit Enhancement[(4)]	8.6%	20.3%	10.6%
3-Month CPR[(5)]	3.0%	5.2%	3.4%

(1) Average purchase price utilized carrying value for weighting purposes. If current face were utilized for weighting purposes, the average purchase price for senior, mezzanine and total non-Agency RMBS, excluding our non-Agency interest-only portfolio, would have been $47.75, $56.56 and $49.11, respectively.
(2) Weighted average market price utilized current face for weighting purposes.
(3) FICO represents a mortgage industry accepted credit score of a borrower.
(4) Average credit enhancement remaining on our non-Agency RMBS portfolio, which is the average amount of protection available to absorb future credit losses due to defaults on the underlying collateral.
(5) 3-Month CPR is reflective of the prepayment speed on the underlying securitization; however, it does not necessarily indicate the proceeds received on our investment tranche. Proceeds received for each security are dependent on the position of the individual security within the structure of each deal.

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Financing(1) 17 (1) As of March 31, 2014. (2) Does not include repurchase agreements collateralized by U.S. Treasuries of $1.0 billion and mortgage loans held-for-sale of $96.2 million. (3) Pledged collateral includes RMBS and Agency Derivatives (4) Excludes purchase of FHLB membership and activity stock totaling $18.6 million as of March 31, 2014 (5) Pledged collateral includes available-for-sale securities, net economic interest in consolidated securitization trusts, mortgage loans held-for-sale and restricted cash. Amount ($M) Percent (%) ≤ 6 months $3 1% > 6 and ≤ 12 months 34 7% > 12 and ≤ 24 months - -% > 24 months 428 92% $465 F H L B M AT U R I T I E S (4) (5) Amount ($M) Percent (%) Within 30 days $2,748 25% 30 to 59 days 2,859 26% 60 to 89 days 857 8% 90 to 119 days 2,363 22% 120 to 364 days 1,902 17% One year and over 200 2% $10,929 R E P O M AT U R IT IE S (2) (3)

I N T E R E ST R AT E SWA P S (2) Hedging Strategy(1) 18 (1) As of March 31, 2014. (2) Notional amounts do not include $1.0 billion of notional interest rate swaps economically hedging our trading securities, $3.4 billion of notional interest rate swaps hedging our available-for-sale securities, and $2.6 billion of notional interest rate swaps economically hedging our TBA contracts and MSR. Swaps Maturities Notional Amounts ($M) Average Fixed Pay Rate Average Receive Rate Average Maturity (Years) 2014 $3,000 0.295% 0.234% 0.73 2015 1,000 0.383% 0.237% 0.79 2016 2,950 0.626% 0.238% 2.17 2017 6,300 0.936% 0.236% 3.20 2018 and after 1,375 1.424% 0.235% 4.80 $14,625 0.750% 0.236% 2.47

I N T E R E ST R AT E SWA P T I O NS Hedging Strategy(1) 19 (1) As of March 31, 2014. Option Underlying Swap Swaption Expiration Cost ($M) Fair Value ($M) Average Months to Expiration Notional Amount ($M) Average Pay Rate Average Receive Rate Average Term (Years) Purchase Contracts: Payer < 6 Months $9.1 $1.3 2.29 $800 3.56% 3M LIBOR 10.0 Payer ≥ 6 Months 223.5 219.9 36.49 6,000 4.27% 3M LIBOR 9.0 Total Payer $232.6 $221.2 36.19 $6,800 4.19% 3M LIBOR 9.1 Receiver < 6 Months $6.0 $4.0 3.23 $2,000 3M LIBOR 1.68% 5.0 Receiver ≥ 6 Months 0.9 0.5 9.30 2,000 3M LIBOR 1.08% 5.0 Total Receiver $6.9 $4.5 4.51 $4,000 3M LIBOR 1.38% 5.0 Sale Contracts: Payer ≥ 6 Months $(81.2) $(58.6) 39.02 $(800) 3.44% 3M LIBOR 10.0 Total Payer $(81.2) $(58.6) 39.02 $(800) 3.44% 3M LIBOR 10.0 Receiver < 6 Months $(2.6) $(2.8) 2.30 $(500) 3M LIBOR 3.20% 10.0 Total Receiver $(2.6) $(2.8) 2.30 $(500) 3M LIBOR 3.20% 10.0

EXECUTIVE OFFICERS Overview of Two Harbors Team 20 CHIEF F INANCIAL OFFICER BRAD FARRELL • Most recently served as Two Harbors’ Controller from 2009 to 2011 • Previously Vice President and Executive Director of Financial Reporting at GMAC ResCap from 2007 to 2009 and held financial roles at XL Capital Ltd from 2002 to 2007; began his career with KPMG SIGNIF ICANT OPERATIONS AND RMBS EXPERTISE • Substantial operations team; deep servicing and mortgage operations experience • Strong RMBS team focused on trading, investment analysis and research • Leverages proprietary analytical systems INVESTMENT & OPERATIONS TEAM CHIEF EXECUTIVE OFFICER THOMAS SIERING • Also serves as Pine River Capital Management Partner • 33 years of investing and management experience; commenced career at Cargill • Previously Partner and head of Value Investment Group at EBF & Associates CHIEF INVESTMENT OFFICER WILL IAM ROTH • Also serves as Pine River Capital Management Partner • 33 years in mortgage securities market • Managing Director in proprietary trading group at Citi and Salomon Brothers prior to Two Harbors

EXPERIENCED, COHESIVE TEAM (3) ESTABLISHED INFRASTRUCTURE GLOBAL ASSET MANAGEMENT FIRM Overview of Pine River Capital Management • Eighteen partners with average of 22 years experience • Approximately 460 total employees, 130 investment professionals • Historically low attrition • Strong corporate governance • Registrations include: SEC/NFA (U.S.), FSA (U.K.), SFC (Hong Kong) and SEBI (India) • Proprietary technology • Global footprint with 8 offices world-wide 21 • Global, multi-strategy asset management firm • Comprehensive portfolio management, transparency and liquidity • Institutional and high net worth investors • Founded in 2002 • Demonstrated success achieving growth and managing scale • Approximately $14.8(1) billion assets under management – $6.2 billion is dedicated to mortgage strategies(2) – Experience managing Agency RMBS, non-Agency RMBS and other mortgage-related assets (1) Defined as estimated assets under management as of March 31, 2014, inclusive of Two Harbors and Silver Bay Realty Trust Corp. (2) Defined as estimated mortgage-related assets under management as of March 31, 2014, inclusive of Two Harbors and Silver Bay Realty Trust Corp. (3) Employee data as of April 1, 2014.